Global Macroeconomic Scenario	12 Months Ended
Dec. 31, 2022
Disclosure of Nature and Extent of Risks Arising from Unusual Risk and Uncertainty By Nature [Abstract]
Global Macroeconomic Scenario

42. Global Macroeconomic Scenario

One of the main elements to consider in the global macroeconomic scenario is the inflation rate, which has recently reached record-high level in some countries. Although prices had been already creeping up due to the rapid rebound from the pandemic and related supply chain constraints, inflation soared and became much more pervasive around the world following Russia’s conflict with Ukraine.
Inflation deteriorates the economic outlook because it results in higher production costs for businesses, a reduction in real income for households, and also because it pushes central banks towards tighter monetary policies in order to pursue their statutory goals, thus resulting in a slowdown of the economic activity.

One of the primary challenges for the European and global economy in recent months has been the fluctuations in the energy market. Energy prices have risen sharply, mainly related to sanctions imposed on Russia in connection with the conflict with Ukraine, along with countermeasures relating to such sanctions.
The decline in oil and natural gas prices in recent months is mainly related to lower demand and the mild weather experienced in the Fall 2022, which allowed storage facilities in many European countries to be filled and reduce the risk of possible supply demand imbalances.
Governments have already done a lot to ease the economic pain from high energy and food prices, including price caps, price and income subsidies and reduced taxes. However, since energy prices are likely to remain high and volatile for some time, untargeted measures to keep prices down may become increasingly unaffordable, and could discourage the needed energy savings.

In order to pursue price stability, the Federal Reserve in the U.S. and other central banks in various countries have raised, and may again raise, interest rates in response to concerns about inflation. Through an increase in the key interest rate, central banks make borrowing more expensive and encourage saving, thereby influencing consumer demand for goods and services as well as business investment. This can help reduce inflation but can also result in lower economic activity.

In addition to higher energy prices, higher inflation is also related to issues along value chains that have characterized the global economy since the acute phase of the COVID-19 pandemic in 2020. The Russian-Ukrainian conflict adds to an already complex situation, in which a globally uneven economic recovery in the aftermath of the pandemic crisis created bottlenecks in the supply of components and inputs critical to economic activity. These pressures are showing signs of easing in recent months.

General global economic downturns and macroeconomic trends, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations, and economic slowdown or recession, may result in unfavorable conditions that could negatively affect demand for our products and exacerbate some of the other risks that affect our business, financial condition and results of operations. Furthermore, currency exchange rates have been especially volatile in the recent past, and these currency fluctuations have affected, and may continue to affect, the reported value of the Group assets and liabilities, as well as cash flows.